UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 28, 2001

(Date of earliest event reported)

Inland Retail Real Estate Trust, Inc.

(Exact name of registrant as specified in the charter)

Maryland	000-30413	36-4246655
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road   Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 218-8000

(Registrant's telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

Since our Form 8-K filing on February 28, 2001 we have acquired four additional properties. As of the acquisition of the PETsMART properties on April 27, 2001, the aggregate purchase price of these acquired properties exceeds 10 percent of our total assets as of December 31, 2000, and accordingly, we are filing this Form 8-K. This filing includes all properties purchased to date which were not previously reported under the Securities Exchange Act of 1934.

PETsMART, Chattanooga, Tennessee,

On April 27, 2001, we purchased an existing retail property known as PETsMART-Chattanooga located on approximately 2.72 acres and containing 26,040 gross leasable square feet. The property is located at 2130 Gunbarrel Road, in Chattanooga, Tennessee.

We purchased the PETsMART-Chattanooga building directly from PETsMART, Inc. Our total acquisition cost, including expenses, was approximately $3,100,000. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be not material. Our acquisition cost is approximately $119 per square foot of leasable space.

We purchased this property with our own funds. However we expect to place financing on the property at a later date.

The PETsMART-Chattanooga building was completed in 1996. It is a one-story, single-tenant, retail building. As of the date of closing, this property was 100% leased by PETsMART (a pet and pet supply retail store).

In evaluating this property as a potential acquisition, we considered a variety of factors including location, demographics, price per square foot, credit rating of tenant, store sales and the fact that overall rental rate is comparable to market rates. We believe that this property is well located. This property will be subject to competition from similar properties within its market area, and its economic performance could be affected by changes in local economic conditions. We did not consider any other factors materially relevant to the decision to acquire this property.

This property is triple net leased to PETsMART, Inc. and the tenant is solely responsible for all maintenance and expenses related to the property during the term of the lease.

One tenant, PETsMART leases 100% of the total gross leasable area of the property. The lease with this tenant requires the tenant to pay base annual rent on a monthly basis as follows:
Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To
PETsMART	26,040	100	12.48	05/01/01	10/31/03
			12.85	11/01/03	04/30/06
			13.24	05/01/06	10/31/08
			13.63	11/01/08	04/30/11
			14.04	05/01/11	10/31/13
			14.46	11/01/13	04/30/16
			14.90	05/01/16	10/31/18
			15.34	11/01/18	12/31/21

There are 3 successive five-year lease options. There are no increases in the rent during the option periods.

For federal income tax purposes, the depreciable basis in this property will be approximately $2,400,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively. Real estate taxes for 2000 were $49,388. Real estate taxes are paid directly by and are the sole responsibility of the tenant.

As of May 1, 2001, all of the 26,040 square feet of this property was leased to PETsMART. The following table provides information relating to that lease:
	Approximate GLA Leased		Renewal	Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Options	Rent ($)	Per Annum ($)

PETsMART	26,040	12/31/21	3/5 yr.	324,880	12.48

Year Ending December 31,	Number of Leases Expiring	Approx. GLA of Expiring Leases (Sq. Ft.)	Annual Base Rent of Expiring Leases ($)	Total Annual Base Rent ($)	Average Base Rent Per Square Foot Under Expiring Leases ($)	Percent of Total Building GLA Represented By Expiring Leases (%)	Percent of Annual Base Rent Represented By Expiring Leases (%)

2001	-	-	-	216,586	-	-	-
2002	-	-	-	324,880	-	-	-
2003	-	-	-	324,880	-	-	-
2004	-	-	-	334,626	-	-	-
2005	-	-	-	334,626	-	-	-
2006	-	-	-	334,626	-	-	-
2007	-	-	-	344,665	-	-	-
2008	-	-	-	344,665	-	-	-
2009	-	-	-	344,665	-	-	-
2010	-	-	-	355,005	-	-	-

We received an appraisal which states that it was prepared in conformity with the Code of Professional Ethics and Standards of Professional Appraisal Practice of the Appraisal Institute and the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation by an independent appraiser who is a member of the Appraisal Institute. The appraisal reported a fair market value for the PETsMART-Chattanooga building, as of April 17, 2001, to be $3,100,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.

PETsMART, Daytona Beach, Florida,

On April 27, 2001, we purchased an existing retail property known as PETsMART-Daytona Beach located on approximately 2.89 acres and containing 26,194 gross leasable square feet. The property is located at 1900 W. International Parkway, in Daytona Beach, Florida.

We purchased the PETsMART-Daytona Beach building directly from PETsMART, Inc. Our total acquisition cost, including expenses, will be approximately $3,235,000. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be not material. Our acquisition cost is approximately $124 per square foot of leasable space.

We purchased this property with our own funds. However we expect to place financing on the property at a later date.

The PETsMART-Daytona Beach building was completed in 1996. It is a one-story, single-tenant, retail building. As of the date of closing, this property was 100% leased by PETsMART (a pet and pet supply retail store).

In evaluating this property as a potential acquisition, we considered a variety of factors including location, demographics, price per square foot, credit rating of tenant, store sales and the fact that overall rental rate is comparable to market rates. We believe that this property is well located. This property will be subject to competition from similar properties within its market area, and its economic performance could be affected by changes in local economic conditions. We did not consider any other factors materially relevant to the decision to acquire this property.

This property is triple net leased to PETsMART, Inc. and the tenant is solely responsible for all maintenance and expenses related to the property during the term of the lease.

One tenant, PETsMART leases 100% of the total gross leasable area of the property. The lease with this tenant requires the tenant to pay base annual rent on a monthly basis as follows:
Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To
PETsMART	26,194	100	12.94	05/01/01	10/31/03
			13.33	11/01/03	04/30/06
			13.73	05/01/06	10/31/08
			14.14	11/01/08	04/30/11
			14.57	05/01/11	10/31/13
			15.00	11/01/13	04/30/16
			15.45	05/01/16	10/31/18
			15.92	11/01/18	12/31/21

There are 3 successive five-year lease options. There are no increases in the rent during the option periods.

For federal income tax purposes, the depreciable basis in this property will be approximately $2,430,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively. Real estate taxes for 2000 were $40,943. Real estate taxes are paid directly by and are the sole responsibility of the tenant.

As of May 1, 2001, all of the 26,194 square feet of this property was leased to PETsMART. The following table provides information relating to that lease:
	Approximate GLA Leased		Renewal	Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Options	Rent ($)	Per Annum ($)

PETsMART	26,194	12/31/21	3/5 yr.	339,017	12.94

Year Ending December 31,	Number of Leases Expiring	Approx. GLA of Expiring Leases (Sq. Ft.)	Annual Base Rent of Expiring Leases ($)	Total Annual Base Rent ($)	Average Base Rent Per Square Foot Under Expiring Leases ($)	Percent of Total Building GLA Represented By Expiring Leases (%)	Percent of Annual Base Rent Represented By Expiring Leases (%)

2001	-	-	-	226,011	-	-	-
2002	-	-	-	339,017	-	-	-
2003	-	-	-	339,017	-	-	-
2004	-	-	-	349,188	-	-	-
2005	-	-	-	349,188	-	-	-
2006	-	-	-	349,188	-	-	-
2007	-	-	-	359,664	-	-	-
2008	-	-	-	359,664	-	-	-
2009	-	-	-	359,664	-	-	-
2010	-	-	-	370,454	-	-	-

We received an appraisal which states that it was prepared in conformity with the Code of Professional Ethics and Standards of Professional Appraisal Practice of the Appraisal Institute and the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation by an independent appraiser who is a member of the Appraisal Institute. The appraisal reported a fair market value for the PETsMART-Daytona Beach building, as of April 18, 2001, to be $3,240,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.

PETsMART, Fredericksburg, Virginia,

On April 27, 2001, we purchased an existing retail property known as PETsMART-Fredericksburg located on approximately 2.86 acres and containing 26,067 gross leasable square feet. The property is located at 1421 Carl D. Silver Parkway, in Fredericksburg, Virginia.

We purchased the PETsMART-Fredericksburg building directly from PETsMART, Inc. Our total acquisition cost, including expenses, was approximately $3,407,000. This amount may increase by additional costs which have not yet been finally determined. We expect any additional costs to be not material. Our acquisition cost is approximately $131 per square foot of leasable space.

We purchased this property with our own funds. However we expect to place financing on the property at a later date.

The PETsMART-Fredericksburg building was completed in 1997. It is a one-story, single-tenant, retail building. As of the date of closing, this property was 100% leased by PETsMART (a pet and pet supply retail store).

In evaluating this property as a potential acquisition, we considered a variety of factors including location, demographics, price per square foot, credit rating of tenant, store sales and the fact that overall rental rate is comparable to market rates. We believe that this property is well located. This property will be subject to competition from similar properties within its market area, and its economic performance could be affected by changes in local economic conditions. We did not consider any other factors materially relevant to the decision to acquire this property.

This property is triple net leased to PETsMART, Inc. and the tenant is solely responsible for all maintenance and expenses related to the property during the term of the lease.

One tenant, PETsMART leases 100% of the total gross leasable area of the property. The lease with this tenant requires the tenant to pay base annual rent on a monthly basis as follows:
Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To
PETsMART	26,067	100	13.70	05/01/01	10/31/03
			14.11	11/01/03	04/30/06
			14.53	05/01/06	10/31/08
			14.97	11/01/08	04/30/11
			15.42	05/01/11	10/31/13
			15.88	11/01/13	04/30/16
			16.36	05/01/16	10/31/18
			16.85	11/01/18	12/31/21

There are 3 successive five-year lease options. There are no increases in the rent during the option periods.

For federal income tax purposes, the depreciable basis in this property will be approximately $2,600,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively. Real estate taxes for 2000 were $29,209. Real estate taxes are paid directly by and are the sole responsibility of the tenant.

As of May 1, 2001, all of the 26,067 square feet of this property was leased to PETsMART. The following table provides information relating to that lease:
	Approximate GLA Leased		Renewal	Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Options	Rent ($)	Per Annum ($)

PETsMART	26,067	12/31/21	3/5 yr.	357,052	13.70

Year Ending December 31,	Number of Leases Expiring	Approx. GLA of Expiring Leases (Sq. Ft.)	Annual Base Rent of Expiring Leases ($)	Total Annual Base Rent ($)	Average Base Rent Per Square Foot Under Expiring Leases ($)	Percent of Total Building GLA Represented By Expiring Leases (%)	Percent of Annual Base Rent Represented By Expiring Leases (%)

2001	-	-	-	238,038	-	-	-
2002	-	-	-	357,052	-	-	-
2003	-	-	-	357,052	-	-	-
2004	-	-	-	367,764	-	-	-
2005	-	-	-	367,764	-	-	-
2006	-	-	-	367,764	-	-	-
2007	-	-	-	378,797	-	-	-
2008	-	-	-	378,797	-	-	-
2009	-	-	-	378,797	-	-	-
2010	-	-	-	390,161	-	-	-

We received an appraisal which states that it was prepared in conformity with the Code of Professional Ethics and Standards of Professional Appraisal Practice of the Appraisal Institute and the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation by an independent appraiser who is a member of the Appraisal Institute. The appraisal reported a fair market value for the PETsMART-Fredericksberg building, as of January 16, 2001, to be $3,800,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.

West Oaks Towne Center, Ocoee, Florida

On March 28, 2001, we purchased an existing shopping center known as West Oaks Towne Center located on approximately 8 acres and containing 60,528 gross leasable square feet. The center is located at the intersection of Colonial Drive (Highway 50) and Clarke Road in Ocoee, Florida.

We purchased West Oaks Towne Center from an unaffiliated third party. Our total acquisition cost, including expenses, was approximately $9,582,000. This amount may increase by additional costs, which have not yet been finally determined. We expect any additional costs to be insignificant. Our acquisition cost is approximately $158 per square foot of leasable space.

We purchased this property with our own funds. However, we expect to place financing on the property at a later date.

In evaluating this property as a potential acquisition, we considered a variety of factors including location, demographics, tenant mix, price per square foot, occupancy and the fact that overall rental rates at the shopping center are comparable to market rates. We believe that the shopping center is located within a vibrant economic area. We believe that this property is well located, has acceptable roadway access, attracts high-quality tenants, is well maintained and has been professionally managed. This property will be subject to competition from similar shopping centers within its market area, and its economic performance could be affected by changes in local economic conditions. We did not consider any other factors materially relevant to the decision to acquire this property.

We do not anticipate making any significant repairs and improvements to this property over the next few years. However, if we were to make any repairs or improvements, the tenants would be obligated to pay a substantial portion of any monies spent pursuant to the provisions of their respective leases.

West Oaks Towne Center was completed in 2000. It is comprised of a one-story, multi-tenant, retail building and 9,962 square feet of outlot shops. As of May 1, 2001, this property was 100% leased.

Two tenants, Michael's Stores (a retail craft supply store) and Petsmart (a pet and pet supply retail store) each lease more than 10% of the total gross leasable area of the property. The leases with these tenants require the tenants to pay base annual rent on a monthly basis as follows:
			Base Rent
	Approximate		Per Square
	GLA Leased	% of Total	Foot Per	Lease	Term
Lessee	(Sq. Ft.)	GLA	Annum ($)	Beginning	To

Michael's Stores	23,753	39	12.00	09/00	02/10
Option 1			13.00	03/10	02/15
Option 2			13.50	03/15	02/20
Option 3			14.00	03/20	02/25
Option 4			14.50	03/25	02/30

Petsmart	19,136	32	13.90	11/00	02/05
			14.90	03/05	02/10
			15.90	03/10	02/15
Option 1			16.90	03/15	02/20
Option 2			17.90	03/20	02/25
Option 3			18.90	03/25	02/30
Option 4			19.90	03/30	02/35

For federal income tax purposes, the depreciable basis in this property will be approximately $7,200,000. When we calculate depreciation expense for tax purposes, we will use the straight-line method. We depreciate buildings and improvements based upon estimated useful lives of 40 and 20 years, respectively. Real estate taxes for 2000 were $52,692.

As of May 1, 2001, a total 60,528 square feet was leased to 7 tenants at this property. The following table sets forth certain information with respect to those leases:
	ApproximateGLA Leased		Renewal	Current Annual	Base Rent Per Square Foot
Lessee	(Sq. Ft.)	Lease Ends	Options	Rent ($)	Per Annum ($)

The Futon Place	2,677	10/05		61,571	23.00
Best Nails	1,050	11/05		30,450	29.00
Michael's Stores	23,753	02/10		285,036	12.00
Family Christian Stores	5,000	10/10		94,500	18.90
Vitamin Shoppe	3,512	11/10		93,770	26.70
Johnny Rivers BBQ	5,400	02/11		141,329	26.17
Petsmart	19,136	11/15		265,990	13.90

In general, each tenant pays its proportionate share of real estate taxes, insurance and common area maintenance costs, although the leases with some tenants provide that the tenant's liability for such expenses is limited in some way, usually so that their liability for such expenses does not exceed a specified amount.

Year Ending December 31,	Number of Leases Expiring	Approx. GLA of Expiring Leases (Sq. Ft.)	Annual Base Rent of Expiring Leases ($)	Total Annual Base Rent (1) ($)	Average Base Rent Per Square Foot Under Expiring Leases ($)	Percent of Total Building GLA Represented By Expiring Leases (%)	Percent of Annual Base Rent Represented By Expiring Leases (2) (%)

2001	-	-	-	972,646	-	-	-
2002	-	-	-	972,646	-	-	-
2003	-	-	-	972,646	-	-	-
2004	-	-	-	985,246	-	-	-
2005	2	3,727	94,121	990,248	25.25	6.16	9.50
2006	-	-	-	927,095	-	-	-
2007	-	-	-	932,420	-	-	-
2008	-	-	-	939,856	-	-	-
2009	-	-	-	942,335	-	-	-
2010	3	32,665	498,289	944,858	15.25	53.97	52.74

For purposes of the above table, the "total annualized base rent" column represents annualized base rent. For purposes of this column, we made no assumptions regarding the re-leasing of expiring leases. Therefore, as each lease expires, no amount is included in this column for any subsequent year for that lease. In view of the assumption made with regard to total annual base rent, the percent of annual base rent represented by expiring leases may not be reflective of the expected actual percentages. This should not be deemed indicative of or a prediction of future actual results. It is the opinion of our management that the space for expiring leases will be re-leased at market rates existing at the time of the expiration of those leases.

Item 7. Financial Statements and Exhibits.

West Oaks Towne Center:

Independent Auditors' Report	F-12

Historical Summary of Gross Income and Direct Operating Expenses for the period from October 1, 2000 (commencement of operations) to December 31, 2000	F-13

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the period from October 1, 2000 (commencement of operations) to December 31, 2000	F-14

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND RETAIL REAL ESTATE TRUST, INC.

By: _______________________________

Name: Barry L. Lazarus

Title: President, Chief Operating Officer, Treasurer, Chief Financial Officer

Inland Retail Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
December 31, 2000
(unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisitions of the properties indicated in Note B had occurred on December 31, 2000.

This unaudited Pro Form Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at December 31, 2000, nor does it purport to represent our future financial position. No pro forma adjustments were made for Universal Plaza as the property's construction had not been completed as of December 31, 2000. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

Inland Retail Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
December 31, 2000
(unaudited)
		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma
Assets

Net investment properties	$186,064,022	67,327,000	253,391,022
Cash	24,664,511	-	24,664,511
Investment in securities	1,537,467	-	1,537,467
Restricted cash	864,271	-	864,271
Mortgage receivable	1,100,000	-	1,100,000
Accounts and rents receivable	2,747,257	-	2,747,257
Real Estate Tax and Insurance escrows	134,167	-	134,167
Furniture and Equipment	-	-	-
Loan fees, net	518,930	100,000	618,930
Leasing fees, net	61,394	-	61,394
Deferred acquisition costs	330,876	-	330,876
Other assets	165,018	-	165,018

Total assets	$218,187,913	67,427,000	285,614,913

Liabilities and Stockholders' Equity

Accounts payable	80,230	-	80,230
Accrued offering costs	282,137	-	282,137
Accrued interest payable	629,208	-	629,208
Real estate taxes payable	-	-	-
Distribution payable	848,217	-	848,217
Security deposits	313,925	56,000	369,925
Mortgages payable (D)	108,399,911	12,200,000	120,599,911
Acquisition note payable	-	-	-
Unearned income	359,618	-	359,618
Other liabilities	1,323,098	-	1,323,098
Due to Affiliates	169,933	-	169,933

Total liabilities	112,406,277	12,256,000	124,662,277

Minority interest in partnership (C)	2,000	-	2,000

Common Stock	128,957	64,151	193,108
Additional paid-in capital (net of Offering costs) (E)	111,504,380	55,106,849	166,611,229
Accumulated distributions in excess of net income	(5,783,805)	-	(5,783,805)
Accumulated other comprehensive income	(69,896)	-	(69,896)

Total stockholders' equity	105,779,636	55,171,000	160,950,636

Total liabilities and stockholders' equity	$218,187,913	67,427,000	285,614,913

See accompanying notes to pro forma consolidated balance sheet.

Inland Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Balance Sheet
December 31, 2000
(unaudited)

  The historical column represents our Consolidated Balance Sheet as of December 31, 2000. As of December 31, 2000, the Company had sold 12,680,875 shares to the public resulting in gross proceeds of $126,076,986 and an additional 253,680 shares pursuant to the DRP for $2,409,958 of additional gross proceeds. In addition, we have received the Advisor's capital contribution of $200,000 for which it was issued 20,000 shares. As of December 31, 2000, the Company has repurchased a total of 58,785 shares through the Company's Share Repurchase Program for a total of $532,001.

  The pro forma adjustments reflect the acquisition of the following property:
						Three
	Columbia			West Oaks	Sand Lake	PETsMART
	Promenade	Lowe's	K Mart	Town Center	Corners	Properties	Total
Assets

Net investment in properties	$7,338,000	9,420,000	9,020,000	9,582,000	22,225,000	9,742,000	67,327,000
Cash	-	-	-	-	-	-	-
Restricted cash	-	-	-	-	-	-	-
Loan fees, net	-	-	-	-	100,000	-	100,000
Other assets	-	-	-	-	-	-	-

Total assets	$7,338,000	9,420,000	9,020,000	9,582,000	22,325,000	9,742,000	67,427,000

Liabilities and Stockholders' Equity

Accrued real estate taxes	-	-	-	-	-	-	-
Security deposits	31,122	-	-	24,878	-	-	56,000
Mortgages payable	-	-	-	-	12,200,000	-	12,200,000
Other liabilities	-	-	-	-	-	-	-

Total liabilities	31,122	-	-	24,878	12,200,000	-	12,256,000

Common Stock	8,496	10,953	10,488	11,113	11,773	11,328	64,151
Additional paid in capital (net of Offering costs)	7,298,382	9,409,047	9,009,512	9,546,009	10,113,227	9,730,672	55,106,849

Total stockholders equity	7,306,878	9,420,000	9,020,000	9,557,122	10,125,000	9,742,000	55,171,000

Total liabilities and stockholders' equity	$7,338,000	9,420,000	9,020,000	9,582,000	22,325,000	9,742,000	67,427,000

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Balance Sheet
  December 31, 2000
  (unaudited)

  The Pro Forma Consolidated Balance Sheet includes the accounts of the Operating Partnership in which the Company has an approximately 99% controlling general partner interest. The Advisor owns the remaining approximately 1% limited partnership common units in the Operating Partnership for which it paid $2,000 and which is reflected as a minority interest.

  Represents a first mortgage loan to be originated in conjunction with the acquisition of the property.

  Additional offering proceeds of $64,151,000, net of additional offering costs of $8,980,000 are reflected as received as of December 31, 2000, prior to the purchase of the properties. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

  No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised.

Inland Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2000
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to effect the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2000.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2000, nor does it purport to represent our future financial position. The pro forma adjustments for Columbia Promenade and West Oaks Town Center are based on a completion date of October 2000. No pro forma adjustments were made for Universal Plaza as construction was not complete as of December 31, 2000. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

Inland Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2000
(unaudited)
		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma

Rental income	$16,349,483	6,842,700	23,192,183
Percentage rental income	-	57,900	57,900
Additional rental income	4,734,088	735,652	5,469,740
Interest income	845,013	-	845,013
Other income	195,329	-	195,329

Total income	22,123,913	7,636,252	29,760,165

Professional services	188,295	-	188,295
General and administrative expenses	448,451	-	448,451
Advisor asset management fee (C)	120,000	422,499	542,499
Property operating expenses	5,352,184	906,754	6,258,938
Management fee (G)	926,978	344,625	1,271,603
Interest expense (H)	8,126,587	1,970,208	10,096,795
Acquisition costs expensed	148,494	-	148,494
Depreciation (D)	4,581,748	1,937,720	6,519,468
Amortization	170,662	84,506	255,168

Total expenses	20,063,399	5,666,312	25,729,711

Net income before comprehensive income	2,060,514	1,969,940	4,030,454

Unrealized holding loss on investment securities	69,896	-	69,896

Net income applicable to common shareholders (F)	$1,990,618	1,969,940	3,960,558

Weighted average number of shares of common stock outstanding (E)	8,590,250		15,005,350

Basic and diluted net income per weighted average shares of common stock outstanding (E)	.24		.26

See accompanying notes to pro forma consolidated statement of operations.

Inland Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2000
(unaudited)

  Historical information represents the historical statement of operations of the Company for the year ended December 31, 2000 as filed with the SEC on Form 10-K.
  Total pro forma adjustments for acquisitions are as though they were acquired January 1, 2000.
		Pleasant	Gateway
	Conway	Hill	Market	Columbia
	Plaza	Square	Center	Promenade	Lowe's

Rental income	$51,435	1,011,548	956,517	100,628	910,000
Percentage rental income	-	-	-	-	-
Additional rental income	6,690	174,251	179,843	25,611	-

Total income	58,125	1,185,799	1,136,360	126,239	910,000

Advisor asset management fee	10,600	85,854	52,560	9,172	47,250
Property operating expenses	19,674	200,289	200,881	36,957	-
Management fee	3,615	53,360	51,134	5,680	40,950
Interest expense	-	500,098	555,110	-	-
Depreciation	21,500	360,120	270,800	61,000	193,000
Amortization	-	11,502	53,004	-	-

Total expenses	55,389	1,211,223	1,183,489	112,809	281,200

Net income (loss)	$2,736	(25,424)	(47,129)	13,430	628,800

				Three
		West Oaks	Sand Lake	PETsMART	Total
	K Mart	Town Center	Corners	Properties	Pro Forma

Rental income	$907,350	133,282	1,750,991	1,020,949	6,842,700
Percentage Rental	57,900	-	-	-	57,900
Additional rental income	-	8,673	340,584	-	735,652

Total income	965,250	141,955	2,091,575	1,020,949	7,636,252

Advisor asset management fee	45,250	11,978	111,125	48,710	422,499
Property operating expenses	-	53,773	395,180	-	906,754
Management fee	43,436	6,388	94,120	45,942	344,625
Interest expense	-	-	915,000	-	1,970,208
Depreciation	173,000	59,750	555,000	243,550	1,937,720
Amortization	-	-	20,000	-	84,506

Total expenses	261,686	131,889	2,090,425	338,202	5,666,312

Net income (loss)	$703,564	10,066	1,150	682,747	1,969,940

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2000
  (unaudited)

  Acquisition of Columbia Promenade

  Reconciliation of Gross Income and Direct Operating Expenses for the period from October 5, 2000 through December 31, 2000 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

	*As	Pro Forma
	Reported	Adjustments	Total
Rental income	$100,628	-	100,628
Additional rental income	25,611	-	25,611

Total income	126,239	-	126,239

Advisor asset management fee	-	9,172	9,172
Property operating expenses	36,957	-	36,957
Management fees	-	5,680	5,680
Depreciation	-	61,000	61,000

Total expenses	36,957	78,852	112,809

Net income (loss)	$89,282	(75,852)	13,430

  Acquisition of Lowe's

  This pro forma adjustment reflects the purchase of Lowe's as if the Company had acquired the property as of January 1, 2000, and is based on information provided by the Seller.

	Year ended	Pro Forma
	12/31/00	Adjustments	Total

Rental income	$910,000	-	910,000

Total income	910,000	-	910,000

Advisor asset management fee	-	47,250	47,250
Property operating expenses	-	-	-
Management fees	-	40,950	40,950
Depreciation	-	193,000	193,000

Total expenses	-	281,200	281,200

Net income (loss)	$910,000	(281,200)	628,800

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2000
  (unaudited)

  Acquisition of K Mart

  This pro forma adjustment reflects the purchase of K Mart as if the Company had acquired the property as of January 1, 2000, and is based on information provided by the Seller.

	Year ended	Pro Forma
	12/31/00	Adjustments	Total
Rental income	$907,350	-	907,350
Percentage rental income	57,900	-	57,900

Total income	965,250	-	965,250

Advisor asset management fee	-	45,250	45,250
Property operating expenses	-	-	-
Management fees	-	43,436	43,436
Depreciation	-	173,000	173,000

Total expenses	-	261,686	261,686

Net income (loss)	$965,250	(261,686)	703,564

  Acquisition of West Oaks Towne Center

  Reconciliation of Gross Income and Direct Operating Expenses for the period from October 1, 2000 through December 31, 2000 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

	*As	Pro Forma
	Reported	Adjustments	Total
Rental income	$133,282	-	133,282
Additional rental income	8,673	-	8,673

Total income	141,955	-	141,955

Advisor asset management fee	-	11,978	11,978
Property operating expenses	53,773	-	53,773
Management fees	843	5,545	6,388
Depreciation	-	59,750	59,750

Total expenses	54,616	77,273	131,889

Net income (loss)	$87,339	(77,273)	10,066

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2000
  (unaudited)

  Acquisition of Sand Lake Corners

  This pro forma adjustment reflects the purchase of Sand Lake Corners as if the Company had acquired the property as of January 1, 2000, and is based on information provided by the Seller.

	Year ended	Pro Forma
	12/31/00	Adjustments	Total
Rental income	$1,750,991	-	1,750,991
Additional rental income	340,584	-	340,584

Total income	2,091,575	-	2,091,575

Advisor asset management fee	-	111,125	111,125
Property operating expenses	395,180	-	395,180
Management fees	7,895	86,225	94,120
Interest expense	-	915,000	915,000
Depreciation	-	555,000	555,000
Amortization	-	20,000	20,000

Total expenses	403,075	1,687,350	2,090,425

Net income (loss)	$1,688,500	(1,687,350)	1,150

  Acquisition of the three PETsMART properties

  This pro forma adjustment reflects the purchase of the three PETsMART properties as if the Company had acquired the properties as of January 1, 2000, and is based on information provided by the Seller.

	Year ended	Pro Forma
	12/31/00	Adjustments	Total

Rental income	$1,020,949	-	1,020,949

Total income	1,020,949	-	1,020,949

Advisor asset management fee	-	48,710	48,710
Property operating expenses	-	-	-
Management fees	-	45,942	45,942
Depreciation	-	243,550	243,550

Total expenses	-	338,202	338,202

Net income (loss)	$1,020,949	(338,202)	682,747

  Inland Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2000
  (unaudited)

  The advisor asset management fee will be subordinated to the shareholders' receipt of a stated return. The advisor asset management fee has been calculated as .5% of the cost of acquisition of the properties, based on the Company's projection of the amount to be subordinated.

  Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years for buildings and fifteen years for improvements. The allocation of land, buildings and improvements was based upon values stated in the related appraisal.

  The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2000 was calculated using the additional shares sold to purchase each of the properties on a weighted average basis plus the 20,000 shares purchased by the Advisor in connection with our organization.

  The net income (loss) allocable to the minority interest is immaterial, and therefore, has been excluded.

  Management fees are calculated as 4.5% of gross revenues.

  As part of the acquisition of certain of these properties, the Company originated debt. The pro forma adjustments relating to interest expense were based on the following terms:

Pleasant Hill Square

The Company purchased this property with the proceeds of a new first mortgage in the amount of approximately $17,120,000. The note bears an annual interest rate of 140 basis points over LIBOR (which equates to a current interest rate of 8.02%).

Gateway Market Center

The Company purchased this property with the proceeds of a new mortgage, which secures two promissory notes in the aggregate principal amount of $15,637,000. One promissory note is in the principal amount of $10,425,000, requires monthly payments of interest only at a fixed rate of 7.94% and is due August 2005. The other note is in the principal amount of $5,212,000, requires monthly payments of interest only at a floating rate per annum of 190 basis points over a 30-day LIBOR rate (which equates to a current interest rate of 8.53%), and is due August 2001. At the time of the purchase, the lender funded $9,025,000 and $4,512,000 respectively of these two notes. The balances of $1,400,000 and $700,000, respectively, will be funded at the time of the purchase of the Home Place of America building.

Sand Lake Corners

The Company intends to purchase this property with the proceeds of a new first mortgage in the amount of $12,200,000. The pro forma adjustment assumes an interest only rate of 7.5% for five years.

Independent Auditors' Report

The Board of Directors

Inland Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of West Oaks Towne Center (the Property) for the period from October 1, 2000 (commencement of operations) through December 31, 2000. This Historical summary is the responsibility of the management of Inland Retail Real Estate Trust, Inc.. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K of Inland Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of the Historical Summary for the period from October 1, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois

April 5, 2001

West Oaks Towne Center

Historical Summary of Gross Income and Direct Operating Expenses

For the period from October 1, 2000 (commencement of operations) through December 31, 2000

Gross income:
Base rental income	$133,282
Operating expense and real estate tax recoveries	8,673

Total gross income	141,955

Direct operating expenses:
Operating expenses	21,409
Real estate taxes	13,278
Utilities	8,310
Insurance	11,619

Total direct operating expenses	54,616

Excess of gross income over direct operating expenses	$87,339

See accompanying notes to historical summary of gross income and direct operating expense.

West Oaks Towne Center

Historical Summary of Gross Income and Direct Operating Expenses

For the period from October 1, 2000 (commencement of operations) through December 31, 2000

  Business

  West Oaks Towne Center (the Property) is located in Ocoee, Florida. It consists of approximately 66,500 square feet of gross leasable area and was 83% leased and occupied at December 31, 2000. The property was under construction during 2000 and was substantially complete as of October 2000. The property is anchored by one tenant occupying approximately 36% of the total leasable area. Inland Retail Real Estate Trust, Inc. (IRRETI), has signed a sale and purchase agreement for the purchase of the Property from an unaffiliated third party (Seller).

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expense (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Current Report on Form 8-K of IRRETI and is not intended to be complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate and insurance costs. Certain of the leases provide for the payment of contingent rentals based on a percentage applied to the amount by which the tenants' sales exceed predetermined levels. Certain of the leases contain renewal options for various periods at various rental rates.

  Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by approximately $72,811 for the period from October 1, 2000 (commencement of operations) through December 31, 2000.

  Minimum rents to be received from tenants under operating leases in effect at December 31, 2000 are as follows:

Year	Total

2001	$783,812
2002	831,318
2003	833,732
2004	843,918
2005	843,718
Thereafter	5,412,938

Total	$9,549,436

  West Oaks Towne Center

  Historical Summary of Gross Income and Direct Operating Expenses

  For the period from October 1, 2000 (commencement of operations) through December 31, 2000

  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Costs such as mortgage interest, depreciation, amortization, and professional fees are excluded from the Historical Summary.

The real estate tax is based upon final tax bills for 2000. The future real estate tax may differ from the amount reflected in the Historical Summary due to reassessments related to the completion of the Property.